Exhibit 10.58

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. IN ADDITION, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN SECTION 3.3 OF THE WARRANT AGREEMENT DATED AS OF OCTOBER 25, 2004, AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME, BETWEEN THE ISSUER OF THESE SECURITIES AND THE INITIAL HOLDER NAMED THEREIN. NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. A COPY OF THE WARRANT AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY THE PROVISIONS OF THE WARRANT AGREEMENT.

PW EAGLE, INC.

No. W-2	Warrant to Purchase 157,136 Shares of Common Stock October 25, 2004

COMMON STOCK PURCHASE WARRANT

THIS CERTIFIES that, for value received, Churchill Capital Partners IV, L.P., a Delaware limited partnership (the “Holder”), or assigns, is entitled to purchase from PW Eagle, Inc., a Minnesota corporation (the “Company”), 157,136 shares of the Common Stock, $.01 par value per share (the “Common Stock”), of the Company, at the price (the “Exercise Price”) of $.01 per share, at any time or from time to time during the period commencing on the Exercisability Date and ending at the Expiration Time.

This Warrant has been issued pursuant to the Warrant Agreement (as amended or supplemented from time to time, the “Warrant Agreement”) dated as of October 25, 2004, between the Company and the Initial Holder named therein, and is subject to the terms and conditions, and the Holder is entitled to the benefits, thereof, including without limitation provisions (i) for adjusting the number of Warrant Shares issuable upon the exercise or exchange hereof and the Exercise Price to be paid upon such exercise, (ii) providing for certain “put” rights, and (iii) providing certain information and other rights. A copy of the Warrant Agreement is on file and may be inspected at the principal executive office of the Company. The Holder of this certificate, by acceptance of this certificate, agrees to be bound by the provisions of the Warrant Agreement. Capitalized terms used but not defined herein shall have the meanings given to them in the Warrant Agreement.

SECTION 1. Exercise of Warrant. On any Business Day on or after the Exercisability Date but at or prior to the Expiration Time, the Holder may exercise this Warrant, in whole or in part, by delivering to the Company this Warrant accompanied by a properly completed Exercise Form in the form of Annex A and a check or wire transfer in an aggregate amount equal to the product obtained by multiplying (a) the Exercise Price, by (b) the number of Warrant Shares being purchased. Any partial exercise of a Warrant shall be for a whole number of Warrant Shares only.

SECTION 2. Exercise Price and Warrant Shares. The Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as provided in the Warrant Agreement.

SECTION 3. Exchange of Warrant. On any Business Day on or after the Exercisability Date but at or prior to the Expiration Time, the Holder may exchange this Warrant, in whole or in part, for Warrant Shares by delivering to the Company this Warrant accompanied by a properly completed Exchange Form in the form of Annex B. The number of shares of Common Stock to be received by the Holder upon such exchange shall be determined as provided in Section 4.2 of the Warrant Agreement.

SECTION 4. Transfer. Subject to the limitations set forth in the Warrant Agreement, this Warrant may be transferred, in whole or in part, by the Holder by delivery to the Company of this Warrant accompanied by a properly completed Assignment Form in the form of Annex C.

SECTION 5. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company will issue a new Warrant of like denomination and tenor upon compliance with the provisions set forth in the Warrant Agreement.

SECTION 6. No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or, except as otherwise provided in the Warrant Agreement, other rights of a shareholder of the Company, as such.

SECTION 7. Successors. All of the provisions of this Warrant by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors and assigns.

SECTION 8. Headings. Section headings in this Warrant have been inserted for convenience of reference only and shall not affect the construction of, or be taken into consideration in interpreting, this Warrant.

SECTION 9. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Minnesota (without giving effect to principles of conflicts of laws).

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer and this Warrant to be dated as of the date first set forth above.

PW EAGLE, INC.

By:	/s/ Dobson West
Name:	Dobson West
Title:	Secretary

ANNEX A

EXERCISE FORM

[TO BE SIGNED UPON EXERCISE OF WARRANT]

TO PW EAGLE, INC.

The undersigned, being the Holder of the within Warrant, hereby elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder,                      shares of Common Stock of PW EAGLE, INC. and requests that the certificates for such shares be issued in the name of, and be delivered to,                                                      , whose address is                                                                          .

The foregoing exercise is (check one):

☐	Irrevocable

☐	conditioned upon the consummation of the transaction described briefly below: __________________________________________________________________________________________

________________________________________________________________________________________________

________________________________________________________________________________________________

________________________________________________________________________________________________

Dated:

(Signature)

(Address)

ANNEX B

EXCHANGE FORM

[TO BE SIGNED UPON EXCHANGE OF WARRANT]

TO PW EAGLE, INC.

The undersigned, being the Holder of the within Warrant, hereby irrevocably elects to exchange, pursuant to Section 4.2 of the Warrant Agreement referred to in such Warrant, the portion of such Warrant representing the right to purchase                      shares of Common Stock of PW EAGLE, INC. The undersigned hereby requests that the certificates for the number of shares of Common Stock issuable in such exchange pursuant to such Section 4.2 be issued in the name of, and be delivered to,                                                      , whose address is                                                                      .

The foregoing exchange is (check one):

☐	Irrevocable

☐	conditioned upon the consummation of the transaction described briefly below: __________________________________________________________________________________________

________________________________________________________________________________________________

________________________________________________________________________________________________

________________________________________________________________________________________________

Dated:

(Signature)

(Address)

ANNEX C

ASSIGNMENT FORM

[TO BE SIGNED ONLY UPON TRANSFER OF WARRANT]

For value received, the undersigned hereby sells, assigns and transfers unto                                                                       all of the rights represented by the within Warrant to purchase shares of Common Stock of PW EAGLE, INC. (the “Company”), to which such Warrant relates, and appoints                                                                           Attorney to transfer such Warrant on the books of the Company, with full power of substitution in the premises.

Dated:

(Signature)

(Address)